SUPPLEMENT DATED OCTOBER 23, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(As Supplemented on May 4, 2009, May 21, 2009, June 19, 2009, and September 18, 2009)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

On the cover of the prospectus, add the MidCap Blend Account and remove the MidCap Stock Account from the list of Equity Accounts.

ACCOUNT DESCRIPTIONS

On page 3, add the MidCap Blend Account to and remove the MidCap Stock Account from the list of Equity
Accounts.

On page 4, add the MidCap Blend Account to the list of Accounts sub-advised by Principal Global Investors,
LLC and remove the MidCap Stock Account from the list of Accounts sub-advised by Edge Asset
Management, Inc.

Add the following information to the Account Descriptions section:

MIDCAP BLEND ACCOUNT

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Account seeks to achieve capital appreciation.

Investor Profile:	The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations
(those with market capitalizations similar to companies in the Russell MidCap® Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $14.9 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Account assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Account, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to invest in securities, sectors, or industries differently from the benchmark.

The Account may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition. The Account may lend its portfolio securities to brokers, dealers and other financial institutions.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Equity Securities Risk	• Exchange Rate Risk	• Foreign Securities Risk
• Growth Stock Risk	• Initial Public Offerings Risk	• Liquidity Risk
• Management Risk	• Market Risk	• Market Segment (Mid Cap) Risk
• Mid Cap Stock Risk	• Securities Lending Risk	• Value Stock Risk

PGI has been the Account’s Sub-Advisor since its inception.

An Account’s past performance is not necessarily an indication of how the Account will perform in the future.
Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

The year-to-date return as of March 31, 2009 is -7.86%
Highest return for a quarter during the period of the bar chart above:		Q4 ‘99	23.31
Lowest return for a quarter during the period of the bar chart above:		Q4 ‘08	-23.92
Average Annual Total Returns (%)

For the periods ended December 31, 2008	Past 1 Year	Past 5 Years		Past 10 Years
MidCap Blend Account – Class 1	-33.92%	1.22%		4.85%
MidCap Blend Account – Class 2(1)	-34.13%	0.93%		4.57%
Russell Midcap Index (2)	-41.46	-0.71		3.18
Morningstar Mid-Cap Blend Category Average	-39.18	-1.89		2.92

(1)	The returns for Class 2 as of December 31, 2008, are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares. Class 1 shares began operations on December 18, 1987.
(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Fees and Expenses of the Account
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account’s performance.

Annual Account Operating Expenses
(expenses that are deducted from Account assets) as a Percentage of Average Daily Net Assets
For the year ended December 31, 2008			Class 1		Class 2(2)
Management Fees(1)			0.61%		0.61%
Distribution and/or Service (12b-1) Fees			N/A		0.25
Other Expenses(1)			0.01		0.01
Total Annual Account Operating Expenses			0.62%		0.87%

(1)	Management Fees and Other Expenses have been restated to reflect expenses being deducted from current assets.
(2)	Class 2 information is estimated for the year ended December 31, 2009.

Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The
Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
		1	3	5	10
MidCap Blend Account – Class 1		$63	$199	$346	$774
MidCap Blend Account – Class 2		$89	$278	$482	$1,073

MANAGEMENT OF THE FUND

The Sub-Advisors

In the Edge Asset Management, Inc. (“Edge”) section, remove the MidCap Stock Account from the list of
Accounts sub-advised by Edge.

To the Principal Global Investors, LLC (“PGI”) section, add the following:

	Day-to-day
Account	Account Management	Since
MidCap Blend	K. William Nolin	2000

K. William Nolin, CFA. Mr. Nolin, portfolio manager, joined PGI in 1994. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He earned a Bachelor’s degree in Finance from the
University of Iowa and an MBA from the Yale School of Management. He has earned the right to use the
Chartered Financial Analyst designation.

Fees Paid to the Manager

Add the following information to the table on page 73:

MidCap Blend Account	0.57%